UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22859

        A&Q Masters Fund

(Exact name of registrant as specified in charter)

600 Washington Boulevard

Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim, Esq.

UBS Hedge Fund Solutions, LLC

600 Washington Boulevard

Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end:  March 31

Date of reporting period:   March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q MASTERS FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended March 31, 2017

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Masters Fund

A&Q MASTERS FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended March 31, 2017

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

A&Q Masters Fund

We have audited the accompanying statement of assets and liabilities of A&Q Masters Fund (the “Fund”), including the schedule of portfolio investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2017, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Masters Fund at March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 24, 2017

A member firm of Ernst & Young Global Limited

A&Q Masters Fund

Statement of Assets and Liabilities

March 31, 2017

ASSETS

Investments in Investment Funds, at fair value (cost $123,003,746)	$139,902,939
Cash	444,660
Receivable from Investment Funds	14,349,397
Advanced subscriptions in Investment Funds	6,500,000
Receivable from Adviser	123,104

Total Assets	161,320,100

LIABILITIES

Redemptions payable	10,476,279
Loan payable	1,460,000
Management Fee payable	485,324
Professional fees payable	39,842
Administration fee payable	37,272
Officers’ and Trustees’ fees payable	14,369
Custody fee payable	8,731
Tax compliance fees payable	3,250
Loan interest payable	393
Other liabilities	50,176

Total Liabilities	12,575,636

Net Assets	$148,744,464

NET ASSETS

Represented by:
Paid in capital	$148,293,386
Accumulated net realized gain/loss from investments in Investment Funds	(4,022,608)
Accumulated net investment loss	(12,425,507)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	16,899,193

Net Assets	$148,744,464

Net asset value per Share (based on 149,947.717 Shares outstanding)	$991.98

The accompanying notes are an integral part of these financial statements.

A&Q Masters Fund

Statement of Operations

Year ended March 31, 2017

INVESTMENT INCOME
Other Income	$288

Total Investment Income	288

EXPENSES

Management Fee	2,055,083
Professional fees	115,686
Administration fee	234,104
Commitment Fee	123,056
Officers’ and Trustees’ fees	87,225
Custody fee	51,701
Tax compliance fees	18,250
Loan interest expense	2,199
Printing, insurance and other expenses	62,879

Total Expenses before amounts waived or reimbursed by Adviser (See Note 4)	2,750,183

Less expense reimbursement repaid by Adviser (See Note 4)	(123,104)

Net Expenses	2,627,079

Net Investment Loss	(2,626,791)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	1,165,921
Net change in unrealized appreciation/depreciation on investments in Investment Funds	11,939,477

Net Realized and Unrealized Gain/(Loss) from Investments	13,105,398

Net Increase in Net Assets Derived from Operations	$10,478,607

The accompanying notes are an integral part of these financial statements.

A&Q Masters Fund

Statements of Changes in Net Assets

Year ended March 31, 2016 and 2017

Net assets at April 1, 2015	$144,246,905

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(2,528,260)
Net realized gain/(loss) from investments in Investment Funds	5,359,039
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(16,029,799)

Net Decrease in Net Assets Derived from Operations	(13,199,020)

DISTRIBUTIONS TO SHAREHOLDERS (See Note 3d)	(10,132,314)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 53,281.700 Shares (See Note 4)	52,792,880
Reinvestment of distributions of 10,048.883 shares	9,900,983
Shareholders’ repurchases of 14,373.526 Shares	(14,098,327)

Net Increase in Net Assets Derived from Capital Transactions	48,595,536

Net Assets at March 31, 2016	$169,511,107

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	$(2,626,791)
Net realized gain/(loss) from investments in
Investment Funds	1,165,921
Net change in unrealized appreciation/depreciation on investments in Investment Funds	11,939,477

Net Increase in Net Assets Derived from Operations	10,478,607

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 790.582 Shares (See Note 4)	740,000
Shareholders’ repurchases of 33,124.550 Shares	(31,985,250)

Net Increase in Net Assets Derived from Capital Transactions	(31,245,250)

Net Assets at March 31, 2016	$148,744,464

Accumulated net investment loss – March 31, 2016	$(15,073,671)

Accumulated net investment loss – March 31, 2017	$(12,425,507)

The accompanying notes are an integral part of these financial statements.

A&Q Masters Fund

Financial Highlights

Year ended March 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$10,478,607
Adjustments to reconcile net increase in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(31,527,444)
Proceeds from disposition of investments in Investment Funds	61,747,460
Net realized (gain)/loss from investments in Investment Funds	(1,165,921)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	(11,939,477)
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable from Investment Funds	(13,254,723)
Advanced subscriptions in Investment Funds	(6,500,000)
Receivable from Adviser	(64,792)
Other assets	73,640
Increase (decrease) in liabilities:
Management Fee payable	(514,142)
Professional fees payable	(515,548)
Administration fee payable	(41,273)
Custody fee payable	(14,809)
Tax compliance fees payable	(2,250)
Loan interest payable	393
Other liabilities	(6,640)
Officers’ and Trustees’ fees payable	(9,353)
Net cash provided by operating activities	6,743,728

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loan	5,140,000
Repayment of loan	(3,680,000)
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	1,748,747
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(28,220,749)
Net cash used in financing activities	(25,012,002)

Net decrease in cash	(18,268,274)
Cash-beginning of year	18,712,934
Cash-end of year	$444,660

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash distribution of securities from Investment Fund (see Note 8)	$235,252
Interest paid	$1,806

The accompanying notes are an integral part of these financial statements.

A&Q Masters Fund

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period from July 1, 2013 (date of reorganization) to March 31, 2014 *
Per Share operating performance
Net asset value per Share, beginning	$929.94	$1,081.92	$1,059.52	$1,000.00
Gain/(Loss) from investment operations
Net investment loss [a]	(15.52)	(17.20)	(20.73)	(16.98)
Net realized and unrealized gain/(loss) from investments [b]	77.56	(58.51)	87.30	102.91

Total gain/(loss) from investment operations	62.04	(75.71)	66.57	85.93

Distributions to shareholders	—	(76.27)	(44.17)	26.41

Net asset value per Share, ending	$991.98	$929.94	$1,081.92	$1,059.52

Ratio/Supplemental Data:
Ratio of net investment gain/(loss) to average net assets [c,d]	(1.62)%	(1.68)%	(1.97)%	(2.04)%	[e]
Ratio of total expenses to average net assets before expense reimbursement and Incentive Fee [c,d]	1.69%	2.00%	2.16%	3.39%
Ratio of total expenses to average net assets before expense reimbursement and after Incentive Fee [c,d]	1.69%	2.06%	2.51%	3.81%	[e]
Ratio of net expenses to average net assets before Incentive Fee [c,d]	1.61%	1.62%	1.62%	1.62%
Ratio of net expenses to average net assets after Incentive Fee [c,d]	1.61%	1.68%	1.97%	2.04%
Portfolio turnover rate	20.76%	36.72%	20.80%	8.31%
Total return after Incentive Fee [f,g]	6.70%	(7.00)%	6.28%	8.60%
Net assets	$148,744,464	$169,511,107	$144,246,905	$107,067,139

a	Calculated based on the average Shares outstanding during the period.

b

In addition to net realized and unrealized gains (losses) on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per Share resulting from the timing of issuances and redemptions of Shares in relation to fluctuating market values for the portfolio investments.

c	Ratios to average net assets are calculated based on the average net assets for the year/period.

d

Ratios of net investment loss, total expenses and net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees by the underlying Investment Funds.

e	Annualized, except for incentive Fee.

f

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the year/period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales changes. Total return for periods less than a full year are not annualized.

g

The total return before Incentive Fee was 6.70% for the year ended March 31, 2017, (6.94)% for the year ended March 31, 2016, 6.65% for the year ended March 31, 2015 and 9.03% for the period from July1, 2013 (date of reorganization) to March 31, 2014.

*	Represents activity since the reorganization as described in Note 1.

The accompanying notes are an integral part of these financial statements.

A&Q Masters Fund

Notes to Financial Statements

March 31, 2017

1.	Organization

A&Q Masters Fund (the “Fund”) was formed as a statutory trust under the laws of Delaware on June 20, 2013, and, thereafter, became the successor to O’Connor Fund of Funds: Masters LLC (the “Predecessor Fund”) by way of merger. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund commenced operations on July 1, 2013, when the Predecessor Fund merged into the Fund in a tax-free reorganization. For financial reporting purposes, the assets received and shares of beneficial interest in the Fund (the “Shares”) issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The investment income and net realized and unrealized gain/loss presented in the Statement of Operations represent the revenue and earnings of the Fund subsequent to the merger. Effective after the close of business on December 31, 2015, the Fund effected a taxable reorganization, whereby A&Q Equity Opportunity Fund (the “Acquired Fund”) merged with and into the Fund. The Acquired Fund transferred all of its assets to the Fund in exchange solely for Shares of the Fund and the assumption by the Fund of the Acquired Fund’s stated liabilities.

The Fund is commonly referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term. The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment funds, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration”), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Trustees (the “Board,” with an individual member referred to as a “Trustee”). The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration. Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an “interested person” of such company. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund. No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee’s authority as delegated by the Board. The Board may delegate (as may be permitted by the Declaration, the Fund’s By-Laws and the Delaware Statutory Trust Act) the

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

1.	Organization (continued)

management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS HFS (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS HFS” or the “Adviser”) to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for Shares by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for Shares in the Fund.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter. During the year ended March 31, 2017, 33,124.550 Shares were repurchased.

2.	New Accounting Pronouncements

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. The new guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. Early adoption is permitted. Management is currently evaluating the new guidance. The adoption of ASU No. 2016-19 is not expected to have a material impact on the financial statements.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There have been no transfers between levels during the reporting period.

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund utilizes procedures pursuant to ASC 820, Fair Value Measurements (Topic 820) in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds investment managers are based on the fair value of the Investment Funds underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds management and is based upon available information in the absence of readily ascertainable market values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2017. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2017. The Fund used the following categories to classify its Investment Funds.

The Investment Funds in the equity hedged strategy (total fair value is $139,902,939) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2017, the Investment Funds in the equity hedged strategy had $76,347,459, representing 54.57% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $13,384,403, representing 9.57% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for these investments ranges from 6-12 months at March 31, 2017. Investment representing less than 1% of the value of investments in this category are held in a side pocket; therefore, redemption notice periods are no longer effective for this investment and the liquidation of assets is uncertain.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $139,902,939. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The three levels of the fair value hierarchy are as follows:

Level 1	—	quoted prices in active markets for identical investments
Level 2	—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3	—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s shareholders’ capital at March 31, 2017.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Trustees; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

3.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Therefore, no federal income tax or excise provision is required. The Fund has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2016.

The Fund will file income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for all open tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2017, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between accumulated net investment loss, accumulated net realized gain from investments in Investments Funds and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2017. Such permanent reclassifications are attributable to differences between book and tax reporting of the Fund’s Investment Funds and net operating losses. Net assets and NAV per Share were not affected by these reclassifications.

Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid in Capital
$5,274,955	$(4,963,468)	$(311,487)

There were no distributions paid to shareholders during the financial statement year ended March 31, 2017. The tax character of distributions paid to shareholders during the year ended March 31, 2016 was $4,995,084 of ordinary income and $5,137,230 of long-term capital gains.

The tax basis of distributable earnings for the tax year ended September 30, 2016 (the Fund’s most recent tax year) shown below represent distribution requirements met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax regulations and losses the Fund may be able to offset against income and gains realized in future years.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

3.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Undistributed Ordinary Income (Including net short-term capital gain)	Capital Loss Carryforward*	Net Unrealized Appreciation/ (Depreciation)
$-	$(4,119,777)	$363,390

*	This capital loss carryforward is available to offset future realized capital gains.

The federal tax cost of investments is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments as of March 31, 2017 is $136,901,136. Investment net tax basis unrealized appreciation was $3,001,803 consisting of $(353,544) gross unrealized depreciation and $3,355,347 of gross unrealized appreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments and the related amounts reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2017, relates to cumulative differences between tax and GAAP financial statement reporting requirements on the portfolio investments.

e.	Cash

Cash consists of monies held at State Street Bank and Trust Company. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

4.	Related Party Transactions (continued)

with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.25% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (as defined below) accruals, if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears. A portion of the Management Fee is paid by the Adviser to its affiliates.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the “Incentive Fee”) on a quarterly basis in an amount equal to 5% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a “high water mark” calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period. The was no Incentive Fee for the year ended March 31, 2017.

The Incentive Fee is in addition to the incentive fees or allocations charged by unregistered Investment Funds (generally approximating 20% of net profits).

The Adviser has voluntarily entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund to limit indefinitely the amount of Specified Expenses (as described below) to be borne by the Fund to an amount not to exceed 1.62% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

4.	Related Party Transactions (continued)

of majority of the Independent Trustees. To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts. For the year ended March 31, 2017, the Fund has recorded an expense reimbursement to be paid by the Adviser in the amount of $123,104, of which $123,104 was receivable as of March 31, 2017.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

Effective January 1, 2016, each Trustee of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the four other registered alternative investment funds advised by UBS HFS. All trustees are reimbursed by the Fund for all reasonable out of pocket expenses.

During the year ended March 31, 2017, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $6,050 which is included in Officers’ and Trustees’ fees on the Statement of Operations and on the Statement of Assets and Liabilities.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (see Note 7). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counter party based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended March 31, 2017, the Fund incurred a Commitment Fee of $123,056 to the counter party, none of which was payable at March 31, 2017.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investments Funds owned by the Fund.

5.	Administration and Custody Fees

State Street Bank and Trust Company, as fund administrator (the “Fund Administrator”), performs certain administration, accounting, record keeping, tax and shareholder related services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser. In consideration for these services, the Fund pays the Fund Administrator an annual fee of 0.065% of the Fund’s net assets.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

5.	Administration and Custody Fees (continued)

The Fund Administrator also acts as custodian of the Fund’s assets and transfer agent and dividend disbursing agent with respect to the Shares.

6.	Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares. The Fund has registered $500 million of Shares for sale under its “SEC” Registration Statement (File No. 333-189732). The Shares are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the “Distributor”). The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders.

Capital share transactions for outstanding Shares in the Fund for the year ended March 31, 2017 are summarized as follows:

Outstanding Shares April 1, 2016	Subscriptions	Reinvestment of distributions	Repurchases	Outstanding Shares March 31, 2017	NAV Per Share
182,281.685	790.582	-	(33,124.550)	149,947.717	$991.98

7.	Loan Payable

The Fund, along with several other funds advised by UBS HFS, is party to a secured Credit, Amended and Restated Agreement, dated as of August 30, 2016, as amended, supplemented or otherwise modified from time to time, which will terminate on August 30, 2016 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $25,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate equal to 1.5% plus the higher of the overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a commitment fee payable by the Fund, calculated at 45 basis points per annum of the line of credit not utilized.

For the year ended March 31, 2017, the Fund borrowed $5,140,000 under this secured revolving line of credit. As of March 31, 2017, there was outstanding balance of $1,460,000. Interest expense for the year ended March 31, 2017 was $2,199, of which $393 was payable at March 31, 2017.

For the year ended March 31, 2017, the Fund’s average interest rate paid on borrowings was 1.99% per annum and the average borrowings outstanding was $110,778.

A&Q Masters Fund

Notes to Financial Statements (continued)

March 31, 2017

8.	Investments

As of March 31, 2017, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2017 amounted to $31,527,444 and $61,747,460, respectively. In addition, the Fund received a security, valued at $235,252, as an in-kind distribution for its redemption from an Investment Fund during the year ended March 31, 2017. Such in-kind was subsequently sold by the Fund during the year ended March 31, 2017.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of advisory fees of approximately from 1.00% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 17.50% to 30.00% of net profits earned. One or more underlying fund investments have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

9.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

10.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

11.	Subsequent Events

Subsequent to March 31, 2017, the Fund received no subscriptions. The Fund paid redemptions payable of $10,476,279.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

A&Q Masters Fund

Schedule of Portfolio Investments

March 31, 2017

Investment Fund	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	Redemption Notice Period (b)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
1060 Capital Opportunity Fund, Ltd	US/Canada	$8,000,000	$8,477,777	5.70%	7/1/2016	Monthly	30 Days	6/30/2017	(e)	$2,115,341
Ailanthus Capital Partners (QP), Ltd.	US/Canada	5,000,000	4,906,626	3.30	3/1/2017	Quarterly	65 Days	3/31/2018	(e)	4,906,626
Alvento Long/Short Equity Fund LP	Europe including UK	5,000,000	5,234,044	3.52	2/1/2017	Monthly	30 Days	3/31/2017		5,234,044
Atlas Institutional Fund, Ltd	US/Canada	7,212,826	8,292,676	5.58	8/1/2011	Quarterly	65 Days	3/31/2017		8,292,676
BosValen Feeder Fund	Developed Asia excluding Japan	2,307,554	2,445,716	1.64	1/1/2015	Quarterly	60 Days	3/31/2017		2,445,716
Castle Hook Offshore Fund Ltd.	Global	6,500,000	6,497,877	4.37	1/1/2017	Quarterly	90 Days	3/31/2017	(c)	1,624,469
MW Eureka Fund	Global	10,530,507	11,004,658	7.40	2/1/2016	Monthly	30 Days	3/31/2017		11,004,658
Pelham Long/Short Fund Ltd	Europe including UK	5,757,012	7,601,529	5.11	11/1/2010	Monthly	90 Days	3/31/2017		7,601,529
Perceptive Life Sciences Qualified Fund, L.P	US/Canada	5,156,169	5,716,188	3.84	6/1/2015	Quarterly	45 Days	3/31/2017		5,716,188
Pleiad Asia Offshore Feeder Fund	Developed Asia including Japan	7,712,343	7,516,758	5.05	8/1/2015	Quarterly	60 Days	3/31/2017	(c)	1,879,190
Precocity Offshore Fund Ltd.	US/Canada	7,000,000	7,403,609	4.98	4/1/2016	Quarterly	65 Days	3/31/2017	(c)	1,850,902
Sachem Head Offshore Ltd.	US/Canada	5,952,065	7,212,345	4.85	9/1/2013	Quarterly	65 Days	3/31/2017	(c)	1,803,086
Shellback Fund, LP	US/Canada	11,833,098	13,844,403	9.31	1/1/2014	Quarterly	45 Days	3/31/2017		13,844,403
Soroban Cayman Fund Ltd	US/Canada	14,314,243	17,045,626	11.46	4/1/2011	Quarterly	60 Days	3/31/2017	(c)	4,261,407
Spindrift Partners LP	Global	125,179	155,146	0.10	9/1/2010	Illiquid	Illiquid	Illiquid		Illiquid
TPG Public Equity Partners -B, Ltd	Global	10,570,720	11,632,026	7.82	9/1/2015	Quarterly	60 Days	3/31/2017	(c)	2,908,007
Turiya Fund LP	Developed Asia including Japan	3,300,000	5,654,815	3.80	1/1/2012	Quarterly	45 Days	3/31/2017	(d)	1,884,938
Valinor Capital Partners, L.P.	US/Canada	134,246	113,382	0.08	12/1/2012	Illiquid	Illiquid	Illiquid		Illiquid
Viking Global Equities III Ltd.	US/Canada	6,324,284	8,915,835	5.99	7/1/2013	Annual	45 Days	6/30/2017		8,915,835
Visium Balanced Offshore Fund, Ltd.	US/Canada	273,500	231,903	0.16	6/1/2011	Illiquid	Illiquid	Illiquid		Illiquid

Total		$123,003,746	$139,902,939	94.06%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Unless otherwise noted the redemption notice periods are shown in calendar days.
(c)	The Investment Fund is subject to an investor level gate of 25%.
(d)	The Investment Fund is subject to an investor level gate of 33%.
(e)	The full amount of this holding is under lock-up and is not redeemable without paying a fee.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The preceding notes are an integral part of these financial statements.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund as of March 31, 2017 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling UBS Hedge Fund Solutions LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

INDEPENDENT TRUSTEES

Virginia G. Breen (52) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Private investor.	5	Director of: the Neuberger Berman Private Equity Registered Funds (11 funds); certain funds in the Calamos Fund Complex (23 portfolios); Jones Lang LaSalle Income Property Trust, Inc.

George W. Gowen (87) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	5	None

Stephen H. Penman (70) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Chief Investment Advisor, Segesta Advisors AG, Zurich; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	5	Member, Board of Advisors, Boston Harbor Investment Management, LLC.

INTERESTED TRUSTEE

Meyer Feldberg (75)[3] c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	57	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT TRUSTEES

William J. Ferri (50) UBS HFS 1285 Avenue of the Americas New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations	Global Head of UBS HFS since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS HFS.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

Dylan Germishuys (47) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013	Head of Operations and Product Control of UBS HFS since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.	N/A	N/A

Frank S. Pluchino (57) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations

Executive Director of UBS HFS since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on July 1, 2013.

[2]	As of March 31, 2017, of the 57 funds/portfolios in the complex, 52 were advised by an affiliate of UBS HFS and five comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June

30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793- 8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics is filed herewith as Exhibit 12(a)(1) and may be obtained without charge by calling (212) 821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $109,545 for 2017 and $108,545 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed for the last two fiscal years for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 for 2017 and $2,285 for 2016. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing diversification and other testing pursuant to sub chapter M of the Internal Revenue Code of 1986, as amended.

(c)

The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,715 for 2017 and $29,250 for 2016. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $0.309 mil for 2017 and $0.734 mil for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) are the Proxy Voting Policies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q MULTI-STRATEGY FUND

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by Bruce Amlicke (the “Portfolio Manager”), who is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception. He is the Chief Investment Officer and Head of UBS Hedge Fund Solutions LLC (the “Adviser”). Mr. Amlicke is also Chairman of the Adviser’s Investment Committee. Before re-joining UBS AG in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O’Connor Multi-Manager team in 1998. He began his career at O’Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor’s degree from the University of Michigan.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of March 31, 2017.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Bruce Amlicke	4(1)	$1,081,063,949	71(2)	$17,572,439,749	16(3)	$19,837,424,434

[1]	Of these accounts, 3 accounts with total assets of approximately $1,009,386,283 charge performance-based advisory fees.

[2]	Of these accounts, 43 accounts with total assets of approximately $608,178,118 charge performance-based advisory fees.

[3]	Of these accounts, 4 accounts with total assets of approximately $11,697,181,539 charge performance-based advisory fees.

Mr. Amlicke does not beneficially own any shares of beneficial interest of the Fund.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Proxy Voting Policies are attached hereto in response to Item 7.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	A&Q Masters Fund

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 6, 2017

By (Signature and Title)*	/s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date	June 6, 2017

* Print the name and title of each signing officer under his or her signature.